UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 11, 2017 (August 10, 2017)

MOODY NATIONAL REIT II, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or other jurisdiction of incorporation)	000-55778 (Commission File Number)	47-1436295 (I.R.S. Employer Identification No.)

6363 Woodway Drive, Suite 110

Houston, Texas  77057

(Address of principal executive offices, including zip code)

(713) 977-7500

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07.

Submission of Matters to a Vote of Security Holders.

On August 10, 2017, Moody National REIT II, Inc. (the “Company”) held its 2017 annual meeting of stockholders (the “Annual Meeting”). Holders of 2,503,946.01 shares of the Company’s common stock were represented by proxy at the Annual Meeting, representing 52.71% of the total number of outstanding shares of the Company’s common stock eligible to be voted at the Annual Meeting. The following are the voting results for each proposal presented to the Company’s stockholders at the Annual Meeting:

Proposal No. 1: Election of Directors

The director nominees listed in the table below were elected to serve until the next annual meeting of the Company’s stockholders and until their successors are elected and qualified. The voting results for each such director nominee were as follows:

Name of Nominee	VOTES FOR	VOTES WITHHELD
Brett C. Moody	2,463,390.61	40,555.40
Charles L. Horn	2,463,130.13	40,815.88
Clifford P. McDaniel	2,462,920.75	41,025.26

No broker non-votes were cast in the election of the director nominees.

As of the date of the Annual Meeting, the merger between the Company and Moody National REIT I, Inc. had not been consummated. Accordingly, as disclosed in the Company’s Definitive Proxy Statement, dated July 10, 2017, votes with respect to the nominations of Messrs. William H. Armstrong III and John P. Thompson to the Company’s board of directors were not counted at the Annual Meeting.

Proposal No. 2: Ratification of the Appointment of Independent Registered Public Accounting Firm

The proposal to ratify the appointment of Frazier & Deeter, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 was approved. The following votes were taken in connection with this proposal:

VOTES FOR	VOTES AGAINST	ABSTENTIONS
2,430,110.85	13,948.21	59,886.94

No broker non-votes were cast in the ratification of the appointment of Frazier & Deeter, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 11, 2017	MOODY NATIONAL REIT II, INC.

	By:	/s/ Brett C. Moody
Brett C. Moody
Chief Executive Officer and President